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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 23, 2004

                         Eyetech Pharmaceuticals, Inc.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-50516                  13-4104684
----------------------------        -------------            -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)               File Numbers)           Identification No.)

     500 Seventh Avenue, 18th Floor
             New York, NY                                           10018
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 997-9241


    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

        On February 23, 2004, Eyetech Pharmaceuticals, Inc. announced its financial results for the quarter and full year ended December 31, 2003. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2004              EYETECH PHARMACEUTICALS, INC.

                                     By:    /s/ Glenn Sblendorio
                                            -----------------------------------
                                     Name:  Glenn P. Sblendorio
                                     Title: Senior Vice President, Finance and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
   99.1             Press release dated February 23, 2004